                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 18, 2005

                                  MISONIX, INC.
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             (Exact name of registrant as specified in its charter)

           New York                    1-10986                  11-2148932
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

   1938 New Highway, Farmingdale, NY                               11735
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(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (631) 694-9555
                                                           --------------

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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

            On August 18, 2005, the Board of Directors (the "Board") of MISONIX,
            INC. (the "Company") appointed Charles Miner, M.D. to serve as an additional director of the Company. The Board determined that Dr.
            Miner is independent within the meaning of the Qualitative Listing
            Requirements of the Nasdaq Stock Market as to serving as a director of the Company.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2005                      MISONIX, INC.

                                           By: /s/ Richard Zaremba
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                                               Richard Zaremba
                                               Senior Vice President and
                                                 Chief Financial Officer

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